UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
 _____________________________________________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 22, 2025
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DXC TECHNOLOGY COMPANY
(Exact name of registrant as specified in its charter)
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Nevada	001-38033	61-1800317
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

20408 Bashan Drive, Suite 231
Ashburn, Virginia 20147
(Address of Principal Executive Offices and Zip Code)
Registrant’s telephone number, including area code: (703) 972-7000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
_____________________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	DXC	The New York Stock Exchange
1.750% Senior Notes Due 2026	DXC 26	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of DXC Technology Company (the “Company”) was held on July 22, 2025. The Company previously filed with the Securities and Exchange Commission a proxy statement, which describes in detail each of the three proposals submitted to stockholders at the Annual Meeting. No item other than the three items addressed below and described in the proxy statement was submitted at the Annual Meeting for stockholder action.

The certified results of the matters voted upon at the Annual Meeting, which are more fully described in the proxy statement, are as follows:

Proposal 1. The stockholders elected all ten director nominees to serve until the 2026 annual meeting of stockholders or until their respective successors are duly elected and qualified. The votes with respect to the election of each of the ten directors were as follows:

Nominees	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
David A. Barnes	136,161,224	7,398,117	213,561	18,507,099
Raul J. Fernandez	142,363,356	1,211,715	197,831	18,507,099
Anthony Gonzalez	141,344,977	2,219,561	208,364	18,507,099
David L. Herzog	136,813,921	6,753,106	205,875	18,507,099
Pinkie D. Mayfield	138,141,681	5,396,873	234,348	18,507,099
Karl Racine	137,342,862	6,180,636	249,404	18,507,099
Dawn Rogers	141,411,757	2,190,006	171,139	18,507,099
Carrie W. Teffner	142,582,262	998,761	191,879	18,507,099
Akihiko Washington	140,872,664	2,697,505	202,733	18,507,099
Robert F. Woods	142,514,820	1,047,259	210,823	18,507,099

Proposal 2. The stockholders ratified the appointment of Deloitte & Touche LLP as the independent registered public accounting firm for the fiscal year ending March 31, 2026. The votes with respect to the ratification of the appointment of Deloitte & Touche LLP were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
151,718,413	10,172,191	389,397	—

Proposal 3. The stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers, as described in the proxy statement. The votes with respect to such approval were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
135,594,786	7,527,237	650,879	18,507,099

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DXC TECHNOLOGY COMPANY

Dated:	July 24, 2025	By:	/s/ Matthew Fawcett
		Name:	Matthew Fawcett
		Title:	Executive Vice President, General Counsel and Secretary